                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 2000


                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                           0-25400                   75-2421746
(State or other                    (Commission               (I.R.S. Employer
jurisdiction of                    File Number)              Identification
incorporation)                                               Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                      75074
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (972) 881-4700

                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On June 8, 2000, the Board of Directors of Daisytek International Corporation ("Daisytek" or the "Company") approved the spin-off of PFSweb, Inc. ("PFSweb") to holders of Daisytek's common stock. In order to effect this spin-off, the Daisytek board declared a dividend on Daisytek common stock consisting of a total of 14,305,000 shares of PFSweb common stock owned by Daisytek (the "Distribution"), representing about 80.1% of the outstanding PFSweb common stock. The dividend was paid at the close of business on July 6, 2000 to the holders of record of Daisytek common stock as of the close of business on June 19, 2000, in the amount of 0.81 of a share of PFSweb common stock for each share of outstanding Daisytek common stock, as described below.

           Holders of Daisytek common stock on the record date were not required to pay any cash or other consideration for the shares of PFSweb common stock distributed to them or to surrender or exchange their shares of Daisytek common stock in order to receive the dividend of PFSweb common stock.

           No fractional shares were issued in connection with the spin-off. Instead, ChaseMellon Shareholder Services, the distribution agent for the spin-off, was instructed to aggregate all of the fractional shares into whole shares and sell them in an open market transaction. Holders of Daisytek common stock who otherwise would be entitled to receive a fractional share will receive a cash payment in the amount of their pro rata share of the total net proceeds of that sale.

           Further information regarding the spin-off and the relationship between Daisytek and PFSweb may be found in the Information Statement dated June 20, 2000 (filed as Exhibit 99 to Form 8-K filed by Daisytek on June 22, 2000) and the PFSweb Prospectus dated December 2, 1999.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (b)    Pro Forma Financial Information

           The unaudited pro forma consolidated financial information of the Company, included in Item 7(b) of this Report, is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended March 31, 2000. The accompanying unaudited pro forma consolidated balance sheet gives effect to the Distribution of the common stock of PFSweb as if the Distribution had occurred on March 31, 2000. The accompanying unaudited pro forma consolidated statements of operations gives effect to the Distribution as if the Distribution had occurred on April 1, 1999.

           The pro forma financial statements are not necessarily indicative of the current or future financial position or results of operations of the Company and such statements should be read in the context of the Company's historical consolidated financial statements. The pro forma adjustments are based upon information currently available to the Company and contain estimates and assumptions. Management believes that the estimates and assumptions provide a reasonable basis for presenting the significant effects of the Distribution and that the pro forma adjustments give appropriate effect to these estimates and assumptions and are properly applied in the pro forma financial statements.


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               DAISYTEK INTERNATIONAL CORPORATION AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2000
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                                COMPANY          PFSWEB        PRO FORMA                COMPANY
                                                              AS REPORTED     AS REPORTED     ADJUSTMENTS (1)          PRO FORMA
                                                              ------------    ------------    ------------            ------------
                         ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ................................  $     28,186    $     24,896    $         --            $      3,290
  Accounts receivable, net of allowance for doubtful
    accounts ...............................................       167,705           8,892              --                 158,813
  Inventories, net .........................................        96,371              --              --                  96,371
  Due from PFSweb ..........................................            --              --           4,707                   4,707
  Prepaid expenses and other current assets ................         7,812           8,969           4,540                   3,383
  Income taxes receivable ..................................         3,714              --              --                   3,714
  Deferred tax asset, net ..................................           249              --              --                     249
                                                              ------------    ------------    ------------            ------------
          Total current assets .............................       304,037          42,757           9,247                 270,527
                                                              ------------    ------------    ------------            ------------
PROPERTY AND EQUIPMENT, net ................................        30,660          21,555              --                   9,105
OTHER ASSETS ...............................................           528             528              --                      --
EMPLOYEE RECEIVABLE ........................................           518              --              --                     518
EXCESS OF COST OVER NET ASSETS ACQUIRED, net ...............        37,003              --              --                  37,003
                                                              ------------    ------------    ------------            ------------
          Total assets .....................................  $    372,746    $     64,840    $      9,247            $    317,153
                                                              ============    ============    ============            ============

                      LIABILITIES AND SHAREHOLDERS'
EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt ........................  $     42,392    $        274    $         --            $     42,118
  Trade accounts payable ...................................        92,978           6,277           4,540                  91,241
  Payable to Daisytek ......................................            --           4,707           4,707                      --
  Accrued expenses .........................................        14,746           3,525              --                  11,221
  Income taxes payable .....................................            --              --              --                      --
                                                              ------------    ------------    ------------            ------------
          Total current liabilities ........................       150,116          14,783           9,247                 144,580
                                                              ------------    ------------    ------------            ------------
LONG-TERM DEBT, less current portion .......................         2,431           2,407              --                      24
                                                              ------------    ------------    ------------            ------------
MINORITY INTEREST ..........................................         9,513              --          (9,513)(3)(4)               --
                                                              ------------    ------------    ------------            ------------
SHAREHOLDERS' EQUITY:
  Preferred stock, $1.00 par value; 1,000,000 shares
    authorized at March 31, 2000 and 1999, none issued
    and outstanding ........................................            --              --              --                      --
  Common stock, $0.01 par value; 30,000,000 shares
    authorized at March 31, 2000; 17,600,164 shares
    issued and outstanding at March 31, 2000 ...............           176              18              18 (5)                 176
  Additional paid-in capital ...............................       136,736          50,673           7,136 (3)(4)(5)        93,199

  Retained earnings (deficit) ..............................        76,340          (2,836)          2,359 (3)(4)           81,535
  Accumulated other comprehensive income (loss) ............        (2,566)           (205)             --                  (2,361)
                                                              ------------    ------------    ------------            ------------
          Total shareholders' equity .......................       210,686          47,650           9,513                 172,549
                                                              ------------    ------------    ------------            ------------
          Total liabilities and shareholders' equity .......  $    372,746    $     64,840    $      9,247            $    317,153
                                                              ============    ============    ============            ============

       See Notes to Unaudited Pro Forma Consolidated Financial Statements.


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               DAISYTEK INTERNATIONAL CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        FOR THE YEAR ENDED MARCH 31, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                    COMPANY     PFSWEB      INTERCOMPANY     COMPANY     PRO FORMA       COMPANY
                                                 AS REPORTED  AS REPORTED   ELIMINATIONS    ADJUSTED     ADJUSTMENT(2)  PRO FORMA
                                                 -----------  -----------   ------------   -----------  -----------    -----------
NET REVENUES ..................................  $ 1,060,147  $    86,607   $    (19,284)  $   992,824  $        --    $   992,824
COST OF SALES .................................      957,006       76,114         (7,160)      888,052           --        888,052
                                                 -----------  -----------   ------------   -----------  -----------    -----------
  Gross profit ................................      103,141       10,493        (12,124)      104,772           --        104,772
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ..       90,844       17,764        (12,124)       85,204           --         85,204
ACQUISITION RELATED COSTS .....................          619           --             --           619           --            619
LOSS ON DISPOSITION OF BUSINESS ...............       (1,000)          --             --        (1,000)          --         (1,000)
                                                 -----------  -----------   ------------   -----------  -----------    -----------
  Income (loss) from operations ...............       12,678       (7,271)            --        19,949           --         19,949
INTEREST EXPENSE ..............................        4,035          459             --         3,576           --          3,576
                                                 -----------  -----------   ------------   -----------  -----------    -----------
  Income (loss) before income taxes ...........        8,643       (7,730)            --        16,373           --         16,373
PROVISION (BENEFIT) FOR INCOME TAXES ..........        4,670       (1,791)            --         6,461           --          6,461
                                                 -----------  -----------   ------------   -----------  -----------    -----------
Income (loss) before minority interest ........        3,973       (5,939)            --         9,912           --          9,912
MINORITY INTEREST .............................          566           --             --           566         (566)(3)         --
                                                 -----------  -----------   ------------   -----------  -----------    -----------
NET INCOME (LOSS) .............................  $     4,539  $    (5,939)  $         --   $    10,478  $      (566)   $     9,912
                                                 ===========  ===========   ============   ===========  ===========    ===========
NET INCOME (LOSS) PER COMMON SHARE:
  Basic .......................................  $      0.26                               $      0.61                 $      0.57
                                                 ===========                               ===========                 ===========
  Diluted .....................................  $      0.25                               $      0.58                 $      0.55
                                                 ===========                               ===========                 ===========
WEIGHTED AVERAGE COMMON AND COMMON SHARE
  EQUIVALENTS OUTSTANDING:
     Basic ....................................       17,248                                    17,248                      17,248
     Diluted ..................................       18,186                                    18,186                      18,186

       See Notes to Unaudited Pro Forma Consolidated Financial Statements.


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               DAISYTEK INTERNATIONAL CORPORATION AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 (in thousands)

(1) Reflects adjustments for the spin-off of PFSweb as if it had taken place as of the date presented.

(2) Reflects adjustments for the spin-off of PFSweb as if it had taken place at April 1, 1999.

(3)  Reflects elimination of 19.9% minority share of PFSweb's loss.

(4) Reflects $10,079 elimination of 19.9% minority share of proceeds from PFSweb's December 2, 1999 initial public offering and the Company's net equity investment in PFSweb.

(5) Reflects $18 reclassification of PFSweb's common stock to additional paid-in capital.

(6)  Reflects reclassification of intercompany receivable and payable.

(7) Reflects adjustment to reverse an elimination entry in the consolidating group.

(8) Reflects elimination of professional fees related to legally separating PFSweb from the Company.


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           (c)    Exhibits

                  2.1 Amendment to Initial Public Offering and Distribution Agreement dated July 6, 2000 by and among Daisytek International Corporation, Daisytek, Incorporated and PFSweb, Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DAISYTEK INTERNATIONAL CORPORATION



Dated: July 21, 2000           By: /s/ RALPH MITCHELL
                                       Ralph Mitchell
                                       Chief Financial Officer,
                                       Executive Vice President - Finance


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


                               INDEX TO EXHIBITS


 EXHIBIT
    NO.                         EXHIBIT
----------                     ---------
2.1                     Amendment to Initial Public Offering and Distribution
                        Agreement dated July 6, 2000 by and among Daisytek
                        International Corporation, Daisytek, Incorporated and
                        PFSweb, Inc.